UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 28, 2019

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2019, Celadon Group, Inc. (the “Company”) entered into a Fourteenth Amendment to Amended and Restated Credit Agreement (the “Amendment”) by and among the Company, certain subsidiaries of the Company as guarantors, Bank of America, N.A., as lender and Administrative Agent, Wells Fargo Bank, N.A., and Citizens Bank, N.A., both as lenders, which amends the Company's existing Amended and Restated Credit Agreement dated December 12, 2014, among the same parties (as amended, the “Credit Agreement”).  The primary purpose of the Amendment was to eliminate the automatic $110 million reduction to the aggregate lender commitments, maximum amount of outstanding indebtedness (including loans and letters of credit), and loan sub-limit, which was scheduled to take effect on February 28, 2019.  The previously disclosed levels for the aggregate lender commitments, total indebtedness, and loan sub-limit scheduled to take effect on March 31, 2019 were not changed.

Among other changes, the Amendment also (i) increased the required thresholds for the lease-adjusted total debt to EBITDAR ratio financial covenant, for the period ending February 28, 2019, and the maximum disbursements financial covenant, for the period of January 27, 2019 through March 30, 2019; (ii) decreased the required asset coverage ratio from 1.0:1.0 to 0.97:1.0 for the period beginning on March 1, 2019 and ending on March 21, 2019; and (iii) deferred the due date for the approximately $1.1 million monthly commitment fee due March 1, 2019 to March 31, 2019.

The description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed herewith as Exhibit 10.1.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	10.1	Fourteenth Amendment to Amended and Restated Credit Agreement dated February 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: March 6, 2019	By:	/s/ Thomas S. Albrecht
Thomas S. Albrecht Executive Vice President, Chief Financial Officer, and Chief Strategy Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Fourteenth Amendment to Amended and Restated Credit Agreement dated February 28, 2019.